UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

Distributed Energy Systems Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50453	20-0177690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Technology Drive, Wallingford, Connecticut	06492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 678-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 10, 2006, Distributed Energy Systems Corp. (the “Company”) entered into an Equity Distribution Agreement with UBS Securities LLC. The Equity Distribution Agreement provides that the Company may offer and sell up to 3,000,000 shares of the Company’s common stock from time to time through UBS Securities LLC, as sales agent or principal.

The Equity Distribution Agreement is also hereby filed as an exhibit to the Company’s Form S-3 Registration Statement (File No. 333-131305), as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

1.1	Equity Distribution Agreement between the Company and UBS Securities LLC, dated April 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTED ENERGY SYSTEMS CORP.

Date: April 11, 2006	By:	/s/ John A. Glidden
John A. Glidden, Vice President Finance

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement between the Company and UBS Securities LLC, dated April 10, 2006.